Exhibit 10.17

This Instrument Was Prepared By

And Upon Recording Return To:

Patricia Snyder

Womble Carlyle Sandridge & Rice, PLLC

301 South College Street, Suite 3500

Charlotte, NC 28202-6037

THIRD AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT, AND FINANCING STATEMENT

NORTH CAROLINA, BEAUFORT COUNTY

THIS THIRD AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FINANCING STATEMENT (this “Amendment”) is made and entered into this 16th day of November, 2007 by and among FOUNTAIN POWERBOATS, INC., a North Carolina corporation, whose address is 1653 Wichard’s Beach Road, Washington, North Carolina 27889 (hereinafter called “Grantor”), EDMUND HAWES, a resident of North Carolina, whose address is 6805 Morrison Boulevard, Suite 100, Charlotte, North Carolina 28211 (hereinafter called “Trustee”), and REGIONS BANK, an Alabama chartered bank, whose address is 6805 Morrison Boulevard, Suite 100, Charlotte, North Carolina 28211 (hereinafter called “Beneficiary”).

RECITALS:

A. Grantor and Beneficiary are parties to a Loan Agreement (the “Term Loan Agreement”), dated as of September 19, 2005, pursuant to which Beneficiary made available to Grantor a term loan in the principal amount of $16,500,000. The Beneficiary’s obligations under the Term Loan Agreement are secured by, among other things, a Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of September 19, 2005, from Grantor to Trustee, recorded on September 19, 2005, in Book 1477, Page 854, in the office of the Beaufort County Register of Deeds, as amended by that certain First Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of July 12, 2006, among Grantor, Trustee and Beneficiary, recorded on July 13, 2006, in Book 1532, Page 683, in the office of the Beaufort County Register of Deeds and that certain Second Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of September 28, 2007, among Grantor, Trustee and Beneficiary, recorded on October 1, 2007, in Book 1609, Page 406, in the office of the Beaufort County Register of Deeds (as further amended by this Amendment, and hereafter amended, modified, restated, supplemented, extended or renewed from time to time, the “Deed of Trust”). Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings ascribed to them in the Deed of Trust.

B. Grantor has requested that the credit facilities provided by the Beneficiary pursuant to the Loan Agreement be amended pursuant to a First Amended and Restated Loan Agreement, dated of even date herewith (as amended, modified, restated or supplemented from time to time, the “Amended Loan Agreement”), by and among Grantor, Beneficiary, Fountain Powerboat Industries, Inc., a Nevada corporation (the “Parent”), and Fountain Dealers’ Factory Super Store, Inc., a North Carolina corporation (the “Affiliate”), pursuant to which Beneficiary makes available to Grantor (i) a term loan in the principal amount of $14,500,000 and (ii) a revolving line of credit in the maximum principal amount of $2,000,000 ((i) and (ii) collectively, the “Amended Loan”).

C. Grantor, Beneficiary, the Affiliate, and the Parent have entered into a Dealer Floor Plan and Security Agreement, dated September 28, 2007 (the “Floor Plan Agreement”), pursuant to which Beneficiary made available to the Affiliate a revolving line of credit in the principal amount of $5,000,000 (the “Floor Plan Loan”). The Affiliate’s obligations under the Floor Plan Agreement are secured by, among other things, the Deed of Trust.

D. In order to induce Beneficiary to extend the Amended Loan, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Grantor and Beneficiary have agreed to amend the Deed of Trust pursuant to this Amendment to secure the payment and performance of obligations of arising under the Amended Loan Agreement and the other Loan Documents (as defined in the Amended Loan Agreement).

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Deed of Trust.

(a) The first paragraph of the Recitals beginning with the letter “A” in the Deed of Trust is restated in its entirety as follows:

A. Grantor is indebted to Beneficiary in the sum of up to Sixteen Million Five Hundred Thousand and No/100 Dollars ($16,500,000), pursuant to a First Amended and Restated Loan Agreement, dated as of November 16, 2007 (as amended, modified, restated or supplemented from time to time, the “Amended Loan Agreement”), pursuant to which Beneficiary made available to Grantor (i) a term loan in the principal amount of $14,500,000 (the “Term Loan”), as evidenced by an Amended and Restated Term Note, dated of even date therewith, from Grantor and payable to Beneficiary (as the same may be amended, modified, replaced, restated or supplemented from time to time, the “Term Note”), and (ii) a revolving loan in the principal amount of $2,000,000 (the “Revolving Loan”), as evidenced by a Revolving Note, dated of even date therewith, from Grantor and payable to Beneficiary (as the same may be amended, modified, replaced, restated or supplemented from time to time, the “Revolving Note”). Additionally, Grantor’s affiliate, Fountain Dealers’ Factory Super Store, Inc., a North Carolina corporation (“Affiliate”), is indebted to Beneficiary in the sum of up to Five Million and No/100 Dollars ($5,000,000), pursuant to a Dealer Floor Plan and Security Agreement, dated as of September 28, 2007 (as amended, modified, restated or supplemented from time to time, the “Floor Plan Agreement,” and together with the “Amended Loan Agreement,” the “Loan Agreement”), pursuant to which Beneficiary made available to Affiliate a revolving line of credit in the maximum principal amount of $5,000,000 (the “Floor Plan Loan”), as evidenced by a Promissory Note, dated of even date therewith, from Affiliate and payable to Beneficiary (as the same may be amended, modified, replaced, restated or supplemented from time to time, the “Floor Plan Note,” and together with the Term Note and the Revolving Note, the “Note”).

(b) All references to the “Loan,” the “Loan Agreement,” and the “Note” in the Deed of Trust shall be deemed to refer to the “Loan,” the “Loan Agreement,” and the “Note” as defined in this Amendment.

2. Ratification. Except as expressly amended herein, the Deed of Trust is hereby ratified and confirmed by the parties and all the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Amendment and all of its terms, provisions and conditions shall be deemed to be a part of the Deed of Trust.

3. Governing Law. This Amendment is entered into under the laws of the State of North Carolina, and those laws shall govern the construction and enforcement hereof.

4. Entire Agreement, Modification. This Amendment embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. This Amendment may not be amended orally, but only by an agreement in writing signed by each of the parties hereto.

5. Captions. The captions set forth at the beginning of the various paragraphs of this Amendment are for convenience only and shall not be used to interpret or construe the provisions of this Amendment.

6. Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

7. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

8. Counterparts; Effectiveness. This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, this Third Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement has been executed by Grantor as of the day and year first above written.

GRANTOR:

FOUNTAIN POWERBOATS, INC.
a North Carolina corporation

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman of the Board/ Chief Executive Officer

[NOTARY CERTIFICATE OMITTED]

Signature Page to Third Amendment to Deed of Trust

IN WITNESS WHEREOF, this Third Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement has been executed by Beneficiary as of the day and year first above written.

BENEFICIARY:

REGIONS BANK

By:	/s/ William W. Teegarden
Name:	William W. Teegarden
Title:	Vice President

[NOTARY CERTIFICATE OMITTED]

Signature Page to Third Amendment to Deed of Trust

IN WITNESS WHEREOF, this Third Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement has been executed by Trustee as of the day and year first above written.

TRUSTEE:

/s/ Edmund Hawes
Name: Edmund Hawes

[NOTARY CERTIFICATE OMITTED]

Signature Page to Third Amendment to Deed of Trust